--------------------------------------------------------------------------------

[LOGO] JANUS

--------------------------------------------------------------------------------

     JANUS FUND

     2001 ANNUAL REPORT

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ...............     1

          Statement of Assets and Liabilities .........     6

          Statement of Operations .....................     7

          Statement of Changes in Net Assets ..........     8

          Financial Highlights ........................     9

          Notes to Schedule of Investments ............    10

          Notes to Financial Statements ...............    11

          Explanation of Charts and Tables ............    15

          Report of Independent Accountants ...........    17

          Long-Term Capital Gain Designation ..........    17

--------------------------------------------------------------------------------
If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
--------------------------------------------------------------------------------

Janus Fund (closed to new investors)

[PHOTO]
Blaine Rollins
portfolio manager

For the 12-month period ended October 31, 2001, Janus Fund declined 43.42%, significantly underperforming its benchmark, the S&P 500 Index, which lost 24.83%.(1)

Obviously, I'm not happy to report such a return to you. Performance for the period was well below the benchmark and far below your expectations and mine. As the numbers indicate, the period proved tremendously painful for all investors as the economy began to contract, then ground to a near halt in the wake of the September 11 events. This stymied any earlier hopes that a lower interest rate environment would spark a late-year turnaround. As corporate earnings and capital spending continued to worsen, stock prices further retreated. Consumer spending - considered to be the last stronghold of economic activity - also suffered as rising unemployment and uncertainty surrounding possible military retaliation took their toll.

A number of the Fund's holdings failed to deliver in this environment. While some of our companies suffered as a result of poor execution in a difficult economy, our ongoing research suggests that many of our companies fell victim to reactionary selling. In either case, our investment strategy remains unchanged, and I have not allowed panic or headlines to dictate my investment decisions. The bottom line is that we do our homework and remain convinced there's little justification for selling our top-tier companies into weakness.

In fact, our conviction in the majority of our owned companies has strengthened, especially at these lower valuation levels. In a rising economic environment, particularly one led by a specific industry, it is common for many companies to report rising sales and profits. But it is really in the most difficult of economic conditions and industry environments when the best business models and superior management teams stand out. Such is the case now. Our companies and their management teams have certainly been tested, and I am very satisfied with their progress to date.

One such example is Boeing. Despite its negative performance during the period, I continue to be impressed with the company. The leading aerospace contractor gave ground as the September 11 attack induced an overall weakness in the airline industry, forcing the company to lower its expectations for near-term commercial aircraft sales. At the same time, we believe the sell-off may have been premature in that Boeing's business is highly diversified, with its defense and satellite units contributing as much as 40% of the firm's revenue. This could go a long way in reducing Boeing's exposure to economic cycles, while a recent workforce restructuring could help bolster profit margins.

While it also detracted from performance during the period, we continue to have confidence in longtime holding Bank of New York. The company, which focuses on securities servicing and trust management rather than traditional banking, has also carved out a niche among foreign firms seeking to raise dollar-denominated capital. Although global economic contraction and the resulting slowdown in trading activity led to a recent earnings shortfall, the bank's emphasis on recurring fees and high-margin businesses should continue to serve it well. We have owned our Bank of New York position for almost a decade now and have ridden through similar difficult times only to be rewarded by further outperfomance once the skies cleared.

The fund's relatively low turnover is perhaps the best evidence of our conviction in the companies we own and of our willingness to ride out this difficult period. What we find most attractive about our current holdings is that they are the dominant players in their respective groups with the business models and management strength to see them through good times as well as tough times. My hat goes off to all the managers and employees for navigating so well in what has been one of the most difficult operating environments of our time. It will be these actions now that will help strengthen their respective company's bottom lines and accelerate their lead over the competition.

Looking ahead, the aggressive easing of interest rates has injected massive liquidity into the marketplace. Historically, this has been a powerful tonic for economic recovery; while October saw strong market gains, we cannot ignore the fact that uncertainty may loom large in the coming months. That said, we will not stray from what we know works over time: finding and owning market leaders capable of sticking to their business plans regardless of economic conditions. We strongly believe that this focus will once again deliver the results you expect.

As always, thank you for your continued investment in Janus Fund.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                                 Janus Fund  October 31, 2001  1

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               98.9%               94.9%
  Foreign                                              10.0%                8.7%
    European                                            2.8%                5.2%
Top 10 Equities                                        42.8%               38.9%
Number of Stocks                                          97                  89
Cash, Cash Equivalents and
  Fixed-Income Securities                               1.1%                5.1%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Multimedia                                             13.8%               10.5%
Semiconductor Components/
  Integrated Circuits                                   8.9%                8.5%
Cable Television                                        7.7%                4.4%
Diversified Operations                                  6.5%                3.3%
Aerospace and Defense                                   6.0%                4.3%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                   9.2%                8.8%
Comcast Corp. - Special Class A                         6.6%                4.4%
Linear Technology Corp.                                 4.4%                3.9%
Viacom, Inc. - Class B                                  4.3%                2.6%
Maxim Integrated Products, Inc.                         4.2%                3.2%
Boeing Co.                                              3.7%                3.7%
Colgate-Palmolive Co.                                   3.5%                2.2%
Tenet Healthcare Corp.                                  2.5%                  --
Bank of New York Company, Inc.                          2.4%                2.7%
Tyco International, Ltd.                                2.0%                0.4%

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through October 31, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Fund ($901,960) as compared to the S&P 500 Index ($373,573).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Ten Year      Since 2/5/70*
(43.42)%      7.94%          10.74%        15.24%

Janus Fund - $901,960

S&P 500 Index - $373,573

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 98.9%
Advertising Sales - 0.2%
     1,409,135  Lamar Advertising Co.* .......................  $     44,246,839

Aerospace and Defense - 6.0%
    26,689,145  Boeing Co. ...................................       870,066,127
     4,365,640  General Dynamics Corp. .......................       356,236,224
     3,819,495  Lockheed Martin Corp. ........................       186,276,771

                                                                   1,412,579,122

Airlines - 1.1%
     3,071,585  Ryanair Holdings PLC (ADR)*,** ...............       143,565,883
     6,956,225  Southwest Airlines Co. .......................       110,603,977

                                                                     254,169,860

Applications Software - 0.8%
     3,075,810  Microsoft Corp.* .............................  $    178,858,351

Beverages - Non-Alcoholic - 1.6%
     7,724,890  Coca-Cola Co. ................................       369,867,733

Broadcast Services and Programming - 1.6%
     9,671,433  Clear Channel Communications, Inc.* ..........       368,675,026

Cable Television - 7.7%
    43,431,655  Comcast Corp. - Special Class A* .............     1,556,590,515
     6,604,988  Cox Communications, Inc. - Class A* ..........       252,971,040

                                                                   1,809,561,555

Casino Hotels - 0.5%
    15,901,965  Park Place Entertainment Corp.*,# ............       113,858,069

See Notes to Schedule of Investments.

2  Janus Fund  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Cellular Telecommunications - 0.2%
         3,865  NTT DoCoMo, Inc.** ...........................  $     52,415,343

Chemicals - Specialty - 0.6%
       878,365  Ecolab, Inc. .................................        30,900,881
     3,173,505  Sigma-Aldrich Corp. ..........................       119,069,908

                                                                     149,970,789

Commercial Banks - 0.4%
     1,456,405  M&T Bank Corp. ...............................        95,394,527

Commercial Services - 0.1%
       937,912  Arbitron, Inc.* ..............................        25,323,624

Commercial Services - Financial - 1.0%
     7,321,202  Paychex, Inc. ................................       234,717,736

Computer Services - 0.4%
     5,666,960  Ceridian Corp.* ..............................        93,448,170

Computers - Memory Devices - 0.2%
     1,593,905  VERITAS Software Corp.* ......................        45,235,024

Cosmetics and Toiletries - 4.5%
    14,206,155  Colgate-Palmolive Co. ........................       817,138,036
     3,436,150  Procter & Gamble Co. .........................       253,519,147

                                                                   1,070,657,183

Data Processing and Management - 1.6%
     2,398,450  Automatic Data Processing, Inc. ..............       123,903,927
     5,369,800  Fiserv, Inc.* ................................       199,702,862
     1,731,890  SEI Investments Co. ..........................        53,255,617

                                                                     376,862,406

Diversified Operations - 6.5%
     6,766,023  Bombardier, Inc. - Class B ...................        43,924,138
    18,075,995  Cendant Corp.* ...............................       234,264,895
    10,671,310  General Electric Co. .........................       388,542,397
     4,933,285  Honeywell International, Inc. ................       145,778,572
     1,279,680  Illinois Tool Works, Inc. ....................        73,197,696
     1,585,820  Minnesota Mining and Manufacturing Co. .......       165,527,892
     9,708,305  Tyco International, Ltd. .....................       477,066,108

                                                                   1,528,301,698

E-Commerce/Services - 0.5%
     2,054,810  eBay, Inc.* ..................................       107,836,429

Electric - Generation - 0.5%
     7,799,890  AES Corp.* ...................................       108,028,476

Electronic Components - Semiconductors - 0.6%
     2,337,840  National Semiconductor Corp.* ................        60,737,083
     2,034,270  NVIDIA Corp.* ................................        87,188,812

                                                                     147,925,895

Fiduciary Banks - 3.2%
    16,930,345  Bank of New York Company, Inc. ...............       575,801,033
     3,386,785  Northern Trust Corp. .........................       170,998,775

                                                                     746,799,808

Finance - Investment Bankers/Brokers - 2.4%
     3,261,760  Goldman Sachs Group, Inc. ....................       254,939,162
     6,831,050  Merrill Lynch & Company, Inc. ................       298,585,195

                                                                     553,524,357

Financial Guarantee Insurance - 1.7%
     6,577,085  MGIC Investment Corp.# .......................  $    340,298,378
     1,128,530  PMI Group, Inc. ..............................        62,576,989

                                                                     402,875,367

Food - Retail - 0.6%
     3,482,195  Safeway, Inc.* ...............................       145,033,422

Food - Wholesale/Distribution - 0.3%
     3,036,125  SYSCO Corp. ..................................        73,200,974

Hotels and Motels - 0.4%
     4,238,290  Starwood Hotels & Resorts Worldwide, Inc. ....        93,411,912

Human Resources - 0.2%
     2,657,790  Robert Half International, Inc.* .............        54,830,208

Identification Systems and Devices - 0.5%
     9,174,950  Symbol Technologies, Inc.# ...................       117,898,108

Instruments - Scientific - 0.9%
     2,497,870  Millipore Corp.# .............................       130,638,601
     2,810,480  PerkinElmer, Inc. ............................        75,630,017
       368,465  Waters Corp.* ................................        13,076,823

                                                                     219,345,441

Insurance Brokers - 0.5%
     2,907,380  Aon Corp. ....................................       110,596,735

Internet Brokers - 1.8%
    33,579,557  Charles Schwab Corp. .........................       432,504,694

Life and Health Insurance - 1.0%
     7,809,760  AFLAC, Inc. ..................................       191,026,730
     1,920,265  The Principal Financial Group* ...............        43,205,962

                                                                     234,232,692

Medical - Biomedical and Genetic - 0.8%
     3,815,870  Genentech, Inc.* .............................       199,379,208

Medical - Drugs - 1.0%
     1,999,690  American Home Products Corp. .................       111,642,693
     2,904,790  Pfizer, Inc. .................................       121,710,701

                                                                     233,353,394

Medical - Hospitals - 2.4%
    10,044,685  Tenet Healthcare Corp.* ......................       577,770,281

Medical - Outpatient and Home Medical Care - 0.2%
     2,196,320  Apria Healthcare Group, Inc.* ................        50,515,360

Medical Instruments - 0.5%
     4,501,055  Apogent Technologies, Inc.* ..................       105,414,708
       337,630  Biomet, Inc. .................................        10,297,715

                                                                     115,712,423

Medical Products - 1.6%
     4,992,180  Becton, Dickinson and Co. ....................       178,720,044
     2,161,210  Stryker Corp. ................................       121,546,450
       120,702  Synthes-Stratec, Inc. ........................        79,241,919

                                                                     379,508,413

Metal Processors and Fabricators - 0.2%
     1,827,010  Precision Castparts Corp. ....................        41,546,207

See Notes to Schedule of Investments.

                                                 Janus Fund  October 31, 2001  3

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Multi-Line Insurance - 1.9%
     6,336,525  Allstate Corp. ...............................  $    198,840,154
     1,476,860  American International Group, Inc. ...........       116,081,196
     1,558,755  HCC Insurance Holdings, Inc. .................        42,850,175
     1,905,590  PartnerRe, Ltd. ..............................        88,609,935

                                                                     446,381,460

Multimedia - 13.8%
    69,095,234  AOL Time Warner, Inc.* .......................     2,156,462,253
    27,506,931  Viacom, Inc. - Class B* ......................     1,004,278,051
     4,502,805  Walt Disney Co. ..............................        83,707,145

                                                                   3,244,447,449

Networking Products - 1.3%
    18,768,660  Cisco Systems, Inc.* .........................       317,565,727

Pipelines - 0.7%
    11,065,440  Enron Corp. ..................................       153,809,616

Property and Casualty Insurance - 3.1%
     9,804,295  ACE, Ltd. ....................................       345,601,399
       820,535  W. R. Berkley Corp. ..........................        43,660,667
     3,956,950  XL Capital, Ltd. - Class A ...................       343,700,677

                                                                     732,962,743

Reinsurance - 1.7%
        75,670  Berkshire Hathaway, Inc. - Class B* ..........       178,127,180
     1,686,195  Everest Re Group, Ltd. .......................       112,722,136
     1,039,865  RenaissanceRe Holdings, Ltd. .................       100,326,175

                                                                     391,175,491

Retail - Discount - 0.7%
     4,433,184  Costco Wholesale Corp.* ......................       167,707,351

Retail - Drug Store - 2.0%
    14,380,230  Walgreen Co. .................................       465,631,847

Semiconductor Components/Integrated Circuits - 8.9%
     2,503,955  Integrated Device Technology, Inc.* ..........        69,735,147
    26,990,675  Linear Technology Corp.# .....................     1,047,238,190
    21,472,890  Maxim Integrated Products, Inc.*,# ...........       982,384,717

                                                                   2,099,358,054

Semiconductor Equipment - 2.0%
     8,532,905  Applied Materials, Inc.* .....................       291,057,390
     2,190,795  KLA-Tencor Corp.* ............................        89,515,884
     2,759,935  Novellus Systems, Inc.* ......................        91,160,653

                                                                     471,733,927

Telecommunication Equipment - 1.8%
     7,542,420  Nokia Oyj** ..................................       157,805,890
    13,191,494  Nokia Oyj (ADR)** ............................       270,557,542

                                                                     428,363,432

Telephone - Integrated - 0.1%
       629,630  Telefonos de Mexico S.A. (ADR) ...............        21,445,198

Television - 1.3%
    12,388,228  Univision Communications, Inc. - Class A*,# ..       309,705,700

Tools - Hand Held - 0.5%
     3,040,345  Stanley Works Co. ............................       116,506,020

Transportation - Railroad - 0.5%
     1,101,093  Canadian National Railway Co. ................  $     44,138,103
     1,770,400  Canadian National Railway Co.
                  - New York Shares ..........................        70,107,840

                                                                     114,245,943

Transportation - Services - 1.8%
     1,741,220  Expeditors International of Washington, Inc. .        78,703,144
     6,564,765  United Parcel Service, Inc. - Class B ........       334,803,015

                                                                     413,506,159
--------------------------------------------------------------------------------
Total Common Stock (cost $21,930,249,818) ....                    23,264,518,976
--------------------------------------------------------------------------------
Corporate Bonds - 0.3%
Broadcast Services and Programming - 0.3%
$   81,000,000  Liberty Media Corp., 3.25%
                  convertible senior notes, due 3/15/31+
                  (cost $87,148,808) .........................        69,356,250
--------------------------------------------------------------------------------
Repurchase Agreement - 0.1%
    16,200,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $16,201,184
                  collateralized by $18,176,246
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $16,524,022
                  (cost $16,200,000) .........................        16,200,000
--------------------------------------------------------------------------------
Time Deposit - 0.6%
                State Street Bank and Trust Co.
   150,000,000    2.625%, 11/1/01 (cost $150,000,000) ........       150,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $22,183,598,626) - 99.9% .......    23,500,075,226
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%         13,360,488
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $ 23,513,435,714
--------------------------------------------------------------------------------

See Notes to Schedule of Investments.

4  Janus Fund  October 31, 2001

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             6.3%        $  1,468,026,430
Canada                                              0.7%             158,170,081
Finland                                             1.8%             428,363,432
Ireland                                             0.6%             143,565,883
Japan                                               0.2%              52,415,343
Mexico                                              0.1%              21,445,198
Switzerland                                         0.3%              79,241,919
United States++                                    90.0%          21,148,846,940
--------------------------------------------------------------------------------
Total                                             100.0%        $ 23,500,075,226

++Includes Short-Term Securities (89.3% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Euro 4/26/02                    125,500,000    $  112,322,500    $     (943,160)
Japanese Yen 11/9/01          1,000,000,000         8,171,250            214,354
Japanese Yen 4/26/02          3,000,000,000        24,754,558           (48,662)
--------------------------------------------------------------------------------
Total                                          $  145,248,308    $     (777,468)

See Notes to Schedule of Investments.

                                                 Janus Fund  October 31, 2001  5

Statement of Assets and Liabilities

As of October 31, 2001
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $ 22,183,599

Investments at value                                                $ 23,500,075
  Cash                                                                     8,074
  Receivables:
    Investments sold                                                      99,880
    Fund shares sold                                                      10,541
    Dividends                                                             14,450
    Interest                                                                 349
  Other assets                                                               103
--------------------------------------------------------------------------------
Total Assets                                                          23,633,472
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 36,328
    Fund shares repurchased                                               63,372
    Advisory fees                                                         13,328
    Transfer agent fees and expenses                                       4,015
  Accrued expenses                                                         2,216
  Forward currency contracts                                                 777
--------------------------------------------------------------------------------
Total Liabilities                                                        120,036
--------------------------------------------------------------------------------
Net Assets                                                          $ 23,513,436
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                        1,063,374

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      22.11
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Fund  October 31, 2001

Statement of Operations

For the fiscal year ended
October 31, 2001
(all numbers in thousands)
--------------------------------------------------------------------------------

Investment Income:
  Interest                                                         $      55,898
  Dividends                                                              175,840
  Foreign tax withheld                                                   (3,328)
--------------------------------------------------------------------------------
Total Investment Income                                                  228,410
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                          222,611
  Transfer agent fees and expenses                                        58,692
  Registration fees                                                          114
  Postage and mailing expenses                                             1,994
  Custodian fees                                                           2,374
  Printing expenses                                                        2,303
  Audit fees                                                                  25
  Trustees' fees and expenses                                                165
  Other expenses                                                             257
--------------------------------------------------------------------------------
Total Expenses                                                           288,535
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                  (4,300)
--------------------------------------------------------------------------------
Net Expenses                                                             284,235
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                            (55,825)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              (7,032,151)
  Net realized gain/(loss) from foreign
    currency transactions                                                 57,965
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                (12,624,524)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments              (19,598,710)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    $(19,654,535)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                 Janus Fund  October 31, 2001  7

Statement of Changes in Net Assets

For the fiscal year ended October 31
(all numbers in thousands)                                                    2001             2000
---------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                        $   (55,825)    $    (83,615)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      (6,974,186)        4,876,094
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                  (12,624,524)          742,125
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (19,654,535)        5,534,604
---------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                        --               --
  Net realized gain from investment transactions*                               --      (4,451,206)
  Distributions (in excess of net realized gain from investments)*     (4,625,372)              --
---------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (4,625,372)      (4,451,206)
---------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            3,371,412       12,018,056
  Reinvested dividends and distributions                                 4,488,568        4,328,707
  Shares repurchased                                                   (6,534,384)      (6,797,144)
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  1,325,596        9,549,619
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (22,954,311)       10,633,017
Net Assets:
  Beginning of period                                                   46,467,747       35,834,730
---------------------------------------------------------------------------------------------------
  End of period                                                       $ 23,513,436     $ 46,467,747
---------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                            $ 29,333,976     $ 28,064,163
  Accumulated net investment income/(loss)*                                     45               --
  Accumulated net realized gain/(loss) from investments*               (7,136,029)        4,463,616
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        1,315,444       13,939,968
---------------------------------------------------------------------------------------------------
                                                                      $ 23,513,436     $ 46,467,747
---------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              108,690          265,999
  Reinvested distributions                                                 128,723          102,771
---------------------------------------------------------------------------------------------------
Total                                                                      237,413          368,770
---------------------------------------------------------------------------------------------------
  Shares repurchased                                                     (230,139)        (150,373)
Net Increase/(Decrease) in Fund Shares                                       7,274          218,397
Shares Outstanding, Beginning of Period                                  1,056,100          837,703
---------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        1,063,374        1,056,100
---------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                             $ 16,868,264     $ 32,498,298
  Proceeds from sales of securities                                     18,028,778       27,735,004
  Purchases of long-term U.S. government obligations                            --               --
  Proceeds from sales of long-term U.S. government obligations                  --               --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Fund  October 31, 2001

Financial Highlights

For a share outstanding during the
fiscal year ended October 31                                   2001            2000            1999            1998            1997

-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $      44.00    $      42.78    $      27.97    $      29.36    $      26.65
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   --              --              --           (.02)             .15
  Net gain/(loss) on securities
   (both realized and unrealized)                           (17.50)            6.44           15.63            3.70            5.69
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            (17.50)            6.44           15.63            3.68            5.84
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        --              --              --           (.23)           (.21)
  Distributions (from capital gains)*                            --          (5.22)           (.82)          (4.84)          (2.92)
  Distributions (in excess of capital gains)*                (4.39)             --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (4.39)          (5.22)           (.82)          (5.07)          (3.13)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $      22.11    $      44.00    $      42.78    $      27.97    $      29.36
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                               (43.42)%          15.60%          56.75%          15.12%          24.18%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $ 23,513,436    $ 46,467,747    $ 35,834,730    $ 20,721,262    $ 19,029,334
Average Net Assets for the Period (in thousands)       $ 34,254,548    $ 45,103,049    $ 28,993,305    $ 20,777,322    $ 17,515,216
Ratio of Gross Expenses to Average Net Assets(1)              0.84%           0.85%           0.85%           0.87%           0.87%
Ratio of Net Expenses to Average Net Assets(1)                0.83%           0.84%           0.84%           0.86%           0.86%
Ratio of Net Investment Income/(Loss)
to Average Net Assets                                       (0.16)%         (0.19)%         (0.14)%              --           0.85%
Portfolio Turnover Rate                                         51%             65%             63%             70%            132%

(1) See "Explanation of the Charts and Tables."
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                                 Janus Fund  October 31, 2001  9

Notes to Schedule of Investments


 * Non-income-producing security

** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.

+ Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended October 31, 2001:

                                        Purchases                   Sales                  Realized        Dividend    Market Value
                                   Shares        Cost        Shares         Cost          Gain/(Loss)       Income      at 10/31/01
------------------------------------------------------------------------------------------------------------------------------------
Linear Technology Corp.            808,350   $ 37,094,858   1,723,450   $ 99,214,060    $ (39,680,167)   $3,995,727   $1,047,238,190
Maxim Integrated Products, Inc.    602,185     29,935,881   1,595,875    108,552,236      (47,918,175)           --      982,384,717
MGIC Investment Corp.            6,577,085    433,188,415          --             --               --       246,312      340,298,378
Millipore Corp.                  2,497,870    137,068,622          --             --               --       581,763      130,638,601
Park Place Entertainment Corp.   1,712,245     18,411,158   2,268,595     29,717,826       (6,156,337)           --      113,858,069
Symbol Technologies, Inc.(1)       460,725     10,787,968   5,233,686    186,887,849     (121,543,585)      184,736      117,898,108
Time Warner Telecom, Inc.
  - Class A                      3,110,190    183,902,123   3,110,190    183,902,123     (162,069,241)           --               --
Univision Communications, Inc.
 - Class A                         732,805     28,226,438   1,116,935     55,607,391      (13,450,678)           --      309,705,700
------------------------------------------------------------------------------------------------------------------------------------
                                             $878,615,463               $663,881,485    $(390,818,183)   $5,008,538   $3,042,021,763
------------------------------------------------------------------------------------------------------------------------------------

(1) Adjusted for 3-for-2 stock split 4/17/01.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

10  Janus Fund  October 31, 2001

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Fund ("Fund") invests primarily in equity securities. The Fund is diversified as defined in the 1940 Act.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

The Fund may invest in money market funds, including funds managed by Janus Capital. During the year ended October 31, 2001, the Fund recorded distributions from affiliated investment companies as dividend income in the amounts of $1,256,672 and $523,713, in Janus Government Money Market Fund and Janus Money Market Fund, respectively.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

                                                Janus Fund  October 31, 2001  11

The Fund may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has adopted this new standard and has determined that the impact on the Financial Statements is insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has adopted this new Guide and has determined that the impact on the Financial Statements is insignificant.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

12  Janus Fund  October 31, 2001

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the fiscal year ended October 31, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

A special meeting of shareholders of Janus Investment Fund will be held on January 31, 2002 to consider and approve a new investment advisory agreement for the Fund. The new advisory agreement is the same in all material respects as the current advisory agreement. Contingent upon receipt of shareholder approval, the new advisory agreement will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, the new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Fund's independent Trustees.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per fund for transfer agent services plus reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2001, are noted below. Effective June 1, 2001, State Street Bank and Trust Company acquired the fund accounting system from DST.

DST Securities, Inc.                  Fund
    Commissions                     Expense
       Paid*                       Reduction*                      DST Fees
--------------------------------------------------------------------------------
     $710,427                       $532,953                      $3,235,364
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

                                                Janus Fund  October 31, 2001  13

3. FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. A fund is required to make distributions of any income and gains realized in the prior fiscal year. If a fund has a net investment loss or realized losses in the current year, such distributions may be in excess of the fund's cumulative income and/or gains. However, a distribution in excess of net investment income or a distribution in excess of net realized gain is not a return of capital for tax purposes. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers. Permanent items identified in the period ended October 31, 2001, have been reclassified among the components of net assets as follows:

            Undistributed         Undistributed
            Net Investment         Net Realized          Paid-In
                Income           Gains and Losses        Capital
--------------------------------------------------------------------------------
             $55,869,678            $(87,462)         $(55,782,216)
--------------------------------------------------------------------------------

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

As of October 31, 2001, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2001, are also noted below:

Net Capital Loss     Federal Tax       Unrealized        Unrealized           Net
   Carryovers            Cost         Appreciation     (Depreciation)     Appreciation
---------------------------------------------------------------------------------------
$(6,986,754,693)   $22,333,650,811   $4,826,042,558   $(3,659,618,143)   $1,166,424,415
---------------------------------------------------------------------------------------

14  Janus Fund  October 31, 2001

Explanation of Charts and Tables (unaudited)


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the year ended October 31, 2001. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                                Janus Fund  October 31, 2001  15

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

16  Janus Fund  October 31, 2001

Report of Independent Accountants


To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 6, 2001


Long-Term Capital Gain Designation (unaudited)

For federal income tax purposes, Janus Fund designated a capital gain dividend in the amount of $4,042,890,214, for the year ended October, 31, 2001.

                                                Janus Fund  October 31, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. This material must be preceded or accompanied by a prospectus.
                                                                      JF42-12/01